CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 18, 2002 included in the Annual Report of Swift Energy Company on Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP
                                        -----------------------------
                                        Arthur Andersen LLP


March 28, 2002
Houston, Texas